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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2002
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                              MICROSEMI CORPORATION
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             (Exact name of Registrant as specified in its charter)


  Delaware                             0-8866                      95-2110371
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(State or other jurisdiction        (Commission                 (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


2381 Morse Avenue, Irvine, California                                     92614
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(Address of principal executive office)                               (Zip Code)

        Registrant's telephone number, including area code (949) 221-7100
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)

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Item 7.  Financial Statements and Exhibits.

            The Exhibit Index, which immediately follows the signatures hereto, is incorporated herein by this reference.

Item 9.  Regulation FD Disclosure.

            On April 25, 2002, the Registrant announced its results for the second quarter in the News Release attached hereto as Exhibit 99.1 and incorporated herein by this reference.

            Subsequently the Registrant hosted its Second Quarter Conference Call with management to discuss results for the quarter. To access a recording of the webcast, log on to: www.vcall.com and register, download and install any
                           -------------
necessary audio software. The replay will be available on the Vcall Web site for 90 days. A telephonic replay will be available from 8 p.m. EDT (5 p.m. PDT) on Thursday, April 25th through 11 p.m. EDT (8 p.m. PDT) on Thursday, May 2nd. To access the telephonic replay, call 800/642-1687 or 706/645-9291 and enter the following ID Number: 3871908.

            "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Any statements made in the conference call or set forth in the news release that are not entirely historical and factual in nature are forward-looking statements. For instance, all statements of belief and expectations are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Potential risks and uncertainties include, but are not limited to, such factors as the difficulties regarding the making of estimates and projections, hiring and retention of qualified technical personnel in a competitive labor market, acquiring and integrating new operations or assets, closing or disposing of operations or assets, rapidly changing technology and product obsolescence, the ability to realize cost savings or productivity gains, the ability to improve capacity utilization, potential cost increases, the strength and competitive pricing environment of the marketplace, demand for and acceptance of the company's products, the results of in-process or planned development, marketing and promotional campaigns, changes in demand for products, difficulties foreseeing future demand, effects of limited visibility of future sales, potential non-realization of expected orders or non-realization of backlog, business and economic conditions or adverse changes in current or expected industry conditions, business disruptions, future effects of the tragic events of September 11, customer order preferences, fluctuations in market prices of the company's common stock and availability of additional capital on favorable terms, difficulties in implementing company strategies, environmental matters, litigation, difficulties protecting patents and other proprietary rights, inventory obsolescence. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in the Company's most recent Form 10-K filed on December 24, 2001, the Form 10-Q filed on February 13, 2002, and the final prospectus on Form S-3 filed on June 1, 2000, each filed by the Company with the Securities and Exchange Commission. The Company does not undertake to supplement or correct any information in this release that is or becomes incorrect.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MICROSEMI CORPORATION
                                                   (Registrant)


Date: April 25, 2002                            By: /s/ David R. Sonksen
                                                    ---------------------
                                                     David R. Sonksen,
                                                     Executive Vice President,
                                                     Treasurer, Chief Financial
                                                     Officer and Secretary

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                                INDEX TO EXHIBITS


EXHIBIT NO.                                       DESCRIPTION
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      99.1                          News Release dated April 25, 2002